                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): JULY 31, 2001





                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



            DELAWARE                                 333-74901                           25-1824148
-------------------------------              ------------------------              ----------------------
(State or other jurisdiction of              (Commission File Number)                 (I.R.S. Employer
incorporation or organization)                                                     Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                                       18929
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(Address of principal executive offices)                                                 (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000





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         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending June 30, 2001, payment date August 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending June 30, 2001, payment date August 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending June 30, 2001, payment date August 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending June 30, 2001, payment date August 13, 2001

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending June 30, 2001, payment date August 13, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables Corp. VIII
                                                        (Registrant)

Dated: August 31, 2001                      By: /s/ Steven R. Garfinkel
                                                --------------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer


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